BRIDGE BUILDER TRUST
Bridge Builder Tax Managed Small/Mid Cap Fund
(the “Tax Managed Small/Mid Cap Fund”)
Supplement dated November 26, 2025
to the Prospectus dated October 27, 2025
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

A.
The Board of Trustees of the Bridge Builder Trust (“Trust”), on behalf of the Tax Managed Small/Mid Cap Fund, has approved the termination of the investment sub‑advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), Goldman Sachs Asset Management, L.P. (“GSAM”) and the Trust to be effective on or around December 1, 2025 (the “Effective Date”).

Accordingly, as of the Effective Date, all references and information related to GSAM, with respect to the Tax Managed Small/Mid Cap Fund, in the Prospectus are hereby deleted in their entirety.

B.
Additionally, the Board of Trustees of the Trust has approved an investment sub‑advisory agreement among the Adviser, Westfield Capital Management Company, L.P. (“Westfield”), and the Trust, pursuant to which Westfield will serve as a sub‑adviser to an allocated portion of the Tax Managed Small/Mid Cap Fund effective on or around the Effective Date. This change is not expected to have a material effect on the Tax Managed Small/Mid Cap Fund’s investment objective or principal investment strategies. AllianceBernstein L.P., Allspring Global Investments, LLC, J.P. Morgan Investment Management Inc., Neuberger Berman Investment Advisers LLC, and Parametric Portfolio Associates LLC will continue to be sub‑advisers to the Tax Managed Small/Mid Cap Fund.

Accordingly, as of the Effective Date, the Prospectus is hereby supplemented and revised as follows:

1.	The sub‑section entitled “Fees and Expenses of the Fund” under the section entitled “Summary Section – Bridge Builder Tax Managed Small/Mid Cap Fund” is hereby deleted and replaced with the following:
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as annual program or administrative fees for participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program (an “Advisory Program”), which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.64	%

Distribution and Service (12b‑1) Fees	None

Other Expenses(2)	0.03	%

Total Annual Fund Operating Expenses	0.67	%

Less Waivers(1)	(0.25)	%

Net Annual Fund Operating Expenses	0.42	%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2026, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub‑advisers (i.e., the Adviser does not receive any management fees from the Fund as a result of its waivers). This contractual agreement may not be terminated by the Adviser without the consent of the Board of Trustees (the “Board”)

of Bridge Builder Trust (the “Trust”), except that the Adviser may terminate the agreement upon written notice to the Trust, effective as of the end of the expense limitation period ending October 28, 2026, if written notice is provided to the Trust by or before a date agreed to by the Board. Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses have been restated to reflect expenses expected to be incurred for the current fiscal year. Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive fees until October 28, 2026). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$189	$348	$811

2.
The sixth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Tax Managed Small/Mid Cap Fund” is hereby deleted and replaced with the following:

In connection with the construction of the Fund’s portfolio, the Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: AllianceBernstein L.P. (“AllianceBernstein”), Allspring Global Investments, LLC (“Allspring”), J.P. Morgan Investment Management Inc. (“JPMIM”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Parametric, and Westfield Capital Management Company, L.P. (“Westfield”). The Adviser may adjust the weighting of Fund assets allocated to each Sub‑adviser’s model at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser.

3.	The following paragraph is hereby added to the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Tax Managed Small/Mid Cap Fund”:
Westfield’s Principal Investment Strategies
Westfield employs a fundamental, bottom‑up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of Westfield, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power. Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.
Under normal circumstances, Westfield recommends investments in equity securities of small‑mid capitalization companies. Westfield defines small‑mid capitalization companies as companies whose market capitalizations at the time of initial purchase fall within the range of the Russell 2500® Growth Index. The market capitalization of the companies in Westfield’s model portfolio and the Russell 2500® Growth Index changes over time and Westfield will continue to recommend that a position in a company continue to be held or added to after its market capitalization has moved outside the range of the Russell 2500® Growth Index. As of October 31, 2025, the market capitalizations of the companies in the Russell 2500® Growth Index ranged from $23 million to $40 billion. Although Westfield recommends investments primarily in publicly traded U.S. securities, it may also recommend investments in foreign securities.

4.	The following table is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Tax Managed Small/Mid Cap Fund”:
Westfield

Portfolio Managers	Position with Westfield	Length of Service to the Fund

William A. Muggia	President, Chief Executive Officer and Chief Investment Officer	Since December 2025

Richard D. Lee, CFA	Managing Partner and Chief Investment Officer	Since December 2025

Matthew R. Renna	Managing Partner	Since December 2025

Edward D. Richardson	Partner	Since December 2025

5.
The last paragraph under the sub‑section entitled “Bridge Builder Tax Managed Small/Mid Cap Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

In connection with the construction of the Fund’s portfolio, the Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: AllianceBernstein, Allspring, JPMIM, Neuberger Berman, Parametric and Westfield. The Adviser may adjust the weighting of Fund assets allocated to each Sub‑adviser’s model at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

6.
The following paragraph is hereby added to the sub‑section entitled “Bridge Builder Tax Managed Small/Mid Cap Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

Westfield’s Principal Investment Strategies
Westfield employs a fundamental, bottom‑up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of Westfield, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power. Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.
Under normal circumstances, Westfield recommends investments in equity securities of small‑mid capitalization companies. Westfield defines small‑mid capitalization companies as companies whose market capitalizations at the time of initial purchase fall within the range of the Russell 2500® Growth Index. The market capitalization of the companies in Westfield’s model portfolio and the Russell 2500® Growth Index changes over time and Westfield will continue to recommend that a position in a company continue to be held or added to after its market capitalization has moved outside the range of the Russell 2500® Growth Index. As of October 31, 2025, the market capitalizations of the companies in the Russell 2500® Growth Index ranged from $23 million to $40 billion. Although Westfield recommends investments primarily in publicly traded U.S. securities, it may also recommend investments in foreign securities.

7.	The following disclosure is hereby added as the fourth paragraph in the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreement with Westfield for the Tax Managed Small/Mid Cap Fund will be available in the Fund’s reports filed on Form N‑CSR, which will cover the period from July 1, 2025 to December 31, 2025.

8.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – Small/Mid Cap Fund” under the section entitled “Management of the Funds”:
Westfield
Westfield, located at One Financial Center, 23rd Floor, Boston, MA 02111, serves as a Sub‑adviser to a portion of the assets of the Small/Mid Cap Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Fund. Westfield is registered as an investment adviser with the SEC. As of October 31, 2025, Westfield had assets under management of approximately $24.8 billion.
Portfolio Managers:
William A. Muggia, Richard D. Lee, CFA, Matthew R. Renna and Edward D. Richardson have been portfolio managers of the Small/Mid Cap Fund since December 2025.
Mr. Muggia is President, Chief Executive Officer and Chief Investment Officer of Westfield. He provides market outlook and strategy. Mr. Muggia has been at Westfield since 1994.
Mr. Lee is a Managing Partner and Chief Investment Officer of Westfield. He covers Hardware, Semiconductors and IT Services. Mr. Lee has been at Westfield since 2004.
Mr. Renna is a Managing Partner of Westfield. He covers Biopharma, Life Sciences and Tools. Mr. Renna has been at Westfield since 2013.
Mr. Richardson is a Partner at Westfield. He covers Aerospace and Defense, Consumer Cyclicals and Restaurants. Mr. Richardson has been at Westfield since 2014.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Tax Managed Small/Mid Cap Fund

(the “Tax Managed Small/Mid Cap Fund”)

Supplement dated November 26, 2025

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

A.

The Board of Trustees of the Bridge Builder Trust (“Trust”), on behalf of the Tax Managed Small/Mid Cap Fund, has approved the termination of the investment sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), Goldman Sachs Asset Management, L.P. (“GSAM”) and the Trust to be effective on or around December 1, 2025 (the “Effective Date”).

Accordingly, as of the Effective Date, all references and information related to GSAM, with respect to the Tax Managed Small/Mid Cap Fund, in the SAI are hereby deleted in their entirety.

B.

Additionally, the Board of Trustees of the Trust has approved an investment sub-advisory agreement among the Adviser, Westfield Capital Management Company, L.P. (“Westfield”), and the Trust, pursuant to which Westfield will serve as a sub-adviser to an allocated portion of the Tax Managed Small/Mid Cap Fund effective on or around the Effective Date. This change is not expected to have a material effect on the Tax Managed Small/Mid Cap Fund’s investment objective or principal investment strategies. AllianceBernstein L.P., Allspring Global Investments, LLC, J.P. Morgan Investment Management Inc., Neuberger Berman Investment Advisers LLC, and Parametric Portfolio Associates LLC will continue to be sub-advisers to the Tax Managed Small/Mid Cap Fund.

Accordingly, as of the Effective Date, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Tax Managed Small/Mid Cap Fund” under the section entitled “The Funds’ Investment Teams”:

Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, 23rd Floor, Boston, Massachusetts, 02111, is the Sub-adviser for an allocated portion of the Tax Managed Small/Mid Cap Fund pursuant to a Sub-Advisory Agreement with the Adviser. Westfield is a Delaware limited partnership and an SEC registered investment adviser. Westfield is majority owned by WMS Management LLC (“WMS”). WMS is wholly-owned by employees of Westfield, including William A. Muggia, President, Chief Executive Officer and Chief Investment Officer of Westfield, who holds a controlling interest in WMS. For its services as a Sub-adviser, Westfield is entitled to receive a fee from the Tax Managed Small/Mid Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected below. Information is shown as of October 31, 2025. Asset amounts are approximate and have been rounded.

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	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts

William A. Muggia	13	$7.09 billion	13	$3.77 billion	261	$13.97 billion

Richard D. Lee, CFA	10	$5.06 billion	10	$3.68 billion	219	$12.54 billion

Matthew R. Renna	11	$5.08 billion	11	$3.69 billion	219	$12.54 billion

Edward D. Richardson	10	$5.06 billion	10	$3.68 billion	219	$12.54 billion

Accounts Subject to Performance Fees

William A. Muggia	0	$0	1	$36.4 million	27	$3.96 billion

Richard D. Lee, CFA	0	$0	0	$0	23	$2.90 billion

Matthew R. Renna	0	$0	0	$0	23	$2.90 billion

Edward D. Richardson	0	$0	0	$0	23	$2.90 billion

As of October 31, 2025, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest:

The simultaneous management of multiple accounts by Westfield’s investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the investment committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the investment committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the investment committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the investment committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the investment committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of investment committee managed client accounts. Trade orders for individually managed accounts must be communicated to the investment committee. Additionally, Westfield’s compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield’s operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

2

Because of Westfield’s interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s best execution committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield’s approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by the traders, while client relationships are managed by the marketing/client service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold, or own securities or other assets which may be recommended for purchase, sale, or ownership for one or more clients. Westfield has a code of ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Westfield’s compliance team reviews personal trading activity regularly.

Westfield serves as manager to the general partners of private funds, for which Westfield also provides investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because Westfield’s financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Westfield’s compliance team conducts periodic reviews of client accounts to ensure procedures have been followed.

In addition to a base salary and a performance-based bonus award, Westfield’s marketing and client service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by Westfield’s COO and CFO.

Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s marketing and client service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.

3

Compensation. Members of the Westfield’s investment committee are eligible to receive various components of compensation:

•	Investment committee members receive a base salary commensurate with industry standards.

•

Investment committee members also receive a performance based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.

•

Investment committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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